Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Village Bank and Trust Financial Corp. (the “Company”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on their knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Actof 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition andresults of operations of the Company as of and for the periods covered in the Report.

/s/ Thomas W. Winfree	March 30, 2012
Thomas W. Winfree	Date
Chief Executive Officer

/s/ C. Harril Whitehurst, Jr.	March 30, 2012
C. Harril Whitehurst, Jr.	Date
Chief Financial Officer